                                                                    EXHIBIT 99.1

                                March 13, 2000
                                 $250,096,268
                                 (Approximate)

                               GreenPoint Credit
                      Manufactured Housing Contract Trust
                      Pass-Through Certificates, Series 2000-2

                            GreenPoint Credit, LLC
                              Servicer and Seller

                                 MBIA Guaranty

               $150,096,268 Floating Rate Class A-1 Certificates

               $100,000,000 Auction Rate Class A-2 Certificates

                            Computational Materials

Neither the Seller, the Servicer, nor the Trust, nor any of its affiliates make any representations as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein addresses only certain aspects of the applicable certificates' characteristics and thus does not provide a complete assessment of the certificates. As such, the information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a Prospectus and any investment decision with respect to the certificates should be made by you based solely upon all of the information contained in the final Prospectus and Prospectus Supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the certificates in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The certificates may not be sold nor may an offer to buy be accepted prior to the delivery of a final Prospectus and Prospectus Supplement relating to the certificates. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced certificates will actually perform as described in any scenario presented. Neither the Seller, the Servicer, nor the Trust has prepared, reviewed or participated in the preparation hereof. The Seller, the Servicer and the Trust are not responsible for the accuracy hereof and they have not authorized its dissemination. A final Prospectus and Prospectus Supplement may be obtained by contacting Salomon Smith Barney's Syndicate Desk at (212) 723-6171.

------------------------------------------------------------------------------------------------------------------------------------
Class A Certificates:                   $150,096,268 Class A-1 Certificates, Variable Rate (Senior Sequential)
                                        $100,000,000 Class A-2 Certificates, Auction Rate (Senior Sequential)
------------------------------------------------------------------------------------------------------------------------------------

Title of Securities:                    GreenPoint Credit Manufactured Housing Contract Trust Pass-Through Certificates,
                                        Series 2000-2 (together, the "Certificates").

Description of Transaction:             This MBIA-wrapped transaction has one offered class of floating rate certificates
                                        (Class A-1) and one offered class of auction rate certificates (Class A-2) and is supported by a contract pool which consists of actuarial and simple interest manufactured housing installment sales contracts, installment loan agreements and certain other assets. The trust will also issue Class R Certificates which are not being offered.

Contract Pool:                          The initial contract pool consists of approximately 5,732 contracts with an aggregate scheduled principal balance as of February 29, 2000 of approximately
                                        250,096,268.41.                                                         $

Advances:                               Because not all of the contracts have scheduled payments due during the Initial
                                        Collection Period, the Servicer will make an Initial Servicer Advance to cover any resulting interest shortfall on the Certificates. In addition, the Servicer will advance its own funds to cover any shortfalls in payments of principal and interest resulting from delinquent payments on the contracts, due on the offered certificates in any month, to the extent it deems such amounts recoverable. Other than the Initial
                                        Servicer Advance, any advances made with respect to a distribution date will not exceed the amount of delinquent contract payments that were due in the prior month.

Trustee:                                Bank One, National Association.

Auction Agent:                          Bankers Trust Company.

Broker-Dealer:                          Salomon Smith Barney.

Seller and Servicer:                    GreenPoint Credit, LLC.

Cut-Off Date:                           February 29, 2000.

Pricing Date(1):                        Class A-1: March 16/17, 2000. Class A-2: March 22, 2000.

Closing Date(1):                        March 23, 2000.

Form of Certificates:                   Book entry form, same day funds (through DTC, Euroclear and Clearstream).

Prepayment Pricing Speed:               250% MHP.

Optional Redemption:                    10% clean-up call, or, if the call is not exercised, a termination auction subject to certain requirements.

Servicing Fee:                          The Monthly Servicing Fee will be equal to the product of one-twelfth of 1.00% of the
                                        Pool Scheduled Principal Balance for the related Distribution Date, whether or not the related Scheduled Payments on the Contracts are received. The available distribution amount will be net of the Monthly Servicing Fee.

Distribution Date                       The 20th day of each month or, if such day is not a business day, the next succeeding business day, beginning on April 20, 2000. Principal and interest distributions to
(Class A-1):                            Certificateholders on the first distribution date are based on a Collection Period from
                                        March 1, 2000 to March 31, 2000. Assuming payment on the 20th of each month, funds are disbursed approximately 20 days after the related Collection Period.

-----------------------------
(1) Subject to change.


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Distribution Date                       The 3rd day of each month or, if such day is not a business day, the next succeeding business day, beginning on May 3, 2000. Interest distributions to Certificateholders
(Class A-2):                            on the first distribution date are based on a Collection Period from March 1, 2000 to
                                        March 31, 2000. Assuming payment on the 3rd of each month, funds are disbursed approximately 33 days after the related Collection Period.

Interest Accrual Period:                With respect to each distribution date, the Class A-1 Certificates and the Class A-2
                                        Certificates will accrue interest at a rate equal to the product of (i) the actual number of days during the interest period divided by 360 and (ii) the applicable pass-through rate on the certificate balance thereof immediately prior to such distribution date. For any distribution date, the interest period for the certificates is the period from the preceding distribution date (or from the closing date with respect to the first distribution date) through the day prior to the related distribution date.

Pass-Through Rates:                     The Class A-1 Pass-Through Rate will be adjusted each month, based on changes in the London Interbank Offered Rate for one-month U.S. dollar deposits. The Class A-2
                                        Pass-Through Rate will be adjusted each month as specified by the auction procedures as described in Annex II and Annex III in the prospectus supplement. The pass-
                                        through rates on the offered certificates are capped at the weighted average of the net contract rates of the contracts.

                                        Net contract rates are defined as (a) for the first twelve Distribution Dates, the related
                                        Contract Rate on the first day of the related Collection Period minus 1.00% and (b) for each Distribution Date thereafter, the related Contract Rate on the first date of the related Collection Period minus 1.50%.

Principal Distribution:                 On each distribution date, principal received on the contracts will be distributed to the
                                        Class A-1 Certificates until the outstanding certificate balance thereof has been reduced to zero. Thereafter, principal received on the contracts will be distributed to the Class A-2 Certificates until the outstanding certificate balance thereof has been reduced to zero.

Allocation of Losses:                   In the event that losses on the contracts reduce the amounts available for distribution to the Class A-1 certificates and Class A-2 certificates and there is no payment under the certificate insurance policy, losses will be allocated pro-rata among the Class A-1 certificates and Class A-2 certificates.

Certificate Ratings:                    AAA by Standard & Poor's; Aaa by Moody's.

Certificate Insurer:                    MBIA Insurance Corporation ("MBIA"). MBIA's claims-paying ability is rated
                                        AAA/Aaa by Standard & Poor's and Moody's. Timely interest and principal payments on the Certificates will be guaranteed by MBIA. Payments of Net Funds Cap Carryover
                                        Amounts (as defined in the Prospectus Supplement) are not guaranteed by MBIA.

ERISA Considerations:                   Subject to certain considerations discussed in the prospectus supplement, the Class
                                        A-1 and Class A-2 Certificates are ERISA eligible.

Taxation:                               REMIC for federal income tax purposes.

Legal Investment:                       The Certificates will be SMMEA eligible.

Prospectus:                             The Certificates are being offered pursuant to a Prospectus supplemented by a
                                        Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Certificates and the collateral securing them is contained in the
                                        Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that anything herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Payments on Auction Rate Securities

--------------------------------------------------------------------------------------------------------------------------------
                                               Initial
Class              Amount         Collection   Accrual   First       Auction   Auction Date          First Payment   Distribution
                                  Period       Period    Auction     Period                                          Date
--------------------------------------------------------------------------------------------------------------------------------
A-2                $100,000,000   3/1/2000--   41 days   5/2/2000    1 month   Business day before        5/3/2000   3rd of each
                                  3/31/2000                                     distribution date                     month
--------------------------------------------------------------------------------------------------------------------------------

Distributions of Principal and Interest

Amounts distributable to holders of the Certificates shall be allocated on each Distribution Date in the following order of priority:

1. to pay interest on the Class A-1 and Class A-2 Certificates, pro rata based on the amount of interest to which they are entitled;

2. to pay principal of the Class A-1 Certificates until the Class A-1 Certificate Balance is reduced to zero; then to pay principal of the Class A-2 Certificates until the Class A-2 Certificate Balance is reduced to zero;

3. to make deposits, if required, to the Special Account as established under and required by the Insurance Agreement;

4. to pay any applicable Net Funds Cap Carryover Amounts (as defined in the Prospectus Supplement) to the Class A-1 Certificateholders and the Class A-2 Certificateholders pro rata on the basis of the Class A-1 Net Funds Cap Carryover Amount and Class A-2 Net Funds Cap Carryover Amount (as defined in the Prospectus Supplement), respectively;

5. to pay the Auction Agent certain amounts that may be required to be paid pursuant to the pooling agreement, and

6.  to pay any remaining available funds to the holder of the Class R
    Certificate.

The Contract Pool

The information herein regarding the collateral represents the initial Contract Pool as of the Cut-off Date. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

Characteristics of GreenPoint Manufactured Housing Collateral (Initial
Contracts)

Collateral                                                   GPC 2000-2

  Principal Amount ($MM)                                     $250,096,268.41
  Number of Loans                                                      5,732
  Average Loan Balance                                       $     43,631.59
  Wtd. Avg. Rem. Term                                                  327.2 months
  Wtd. Avg. Seasoning                                                   0.62 months
  Wtd. Avg. APR                                                        9.637%
  Wtd. Avg. LTV                                                        89.46%
  Percent LTV>=90.50 % (by $)                                          25.69%
  % New Contracts (by $)                                                86.2%
  Top 5 States                                                         12.00% TX
                                                                        7.86% GA
                                                                        7.33% AL
                                                                        7.19% SC
                                                                        6.49% MS
  Wtd. Avg. Periodic Cap                                               2.000%
  Wtd. Avg. Lifetime Cap                                              14.638%
  Index                                                                 99.3% 12M LIBOR
                                                                         0.7% 1-year CMT
  Wtd. Avg. Margin                                                     5.188%
  Land Hones                                                           15.40%

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Geographical Distribution of Manufactured Homes

State                                        Count                   Balance                    % by Balance
--------------------------------------------------------------------------------------------------------------
Alabama                                        454               $ 18,321,159.51                        7.33
Arizona                                         96               $  4,637,751.60                        1.85
Arkansas                                        76               $  2,891,337.96                        1.16
California                                      13               $    492,290.22                        0.20
Colorado                                        37               $  1,769,592.29                        0.71
Delaware                                         5               $    293,285.26                        0.12
Florida                                        236               $ 12,795,738.94                        5.12
Georgia                                        425               $ 19,654,772.69                        7.86
Idaho                                           31               $  1,632,127.54                        0.65
Illinois                                        85               $  3,418,150.27                        1.37
Indiana                                        138               $  6,887,428.45                        2.75
Iowa                                           131               $  5,018,598.20                        2.01
Kansas                                         110               $  4,286,941.04                        1.71
Kentucky                                       309               $ 12,531,690.16                        5.01
Louisiana                                      141               $  5,369,105.55                        2.15
Maine                                            5               $    199,903.68                        0.08
Maryland                                        21               $    756,921.54                        0.30
Michigan                                       209               $  9,852,594.95                        3.94
Minnesota                                       69               $  2,929,426.16                        1.17
Mississippi                                    433               $ 16,226,570.59                        6.49
Missouri                                       193               $  7,636,019.23                        3.05
Montana                                         30               $  1,340,924.74                        0.54
Nebraska                                        30               $  1,122,437.24                        0.45
Nevada                                          36               $  2,280,198.22                        0.91
New Hampshire                                    5               $    283,072.91                        0.11
New Jersey                                       1               $     51,307.68                        0.02
New Mexico                                      44               $  2,364,517.32                        0.95
New York                                        15               $    632,382.98                        0.25
North Carolina                                 352               $ 15,755,935.57                        6.30
North Dakota                                    13               $    548,042.30                        0.22
Ohio                                           108               $  4,630,950.37                        1.85
Oklahoma                                        85               $  3,221,512.22                        1.29
Oregon                                          99               $  6,182,756.16                        2.47
Pennsylvania                                    49               $  1,750,147.85                        0.70
South Carolina                                 429               $ 17,973,872.04                        7.19
South Dakota                                    67               $  2,727,075.39                        1.09
Tennessee                                      132               $  5,018,727.46                        2.01
Texas                                          676               $ 30,022,807.25                       12.00
Utah                                            14               $    764,162.21                        0.31
Vermont                                         11               $    591,332.41                        0.24
Virginia                                        48               $  1,854,887.37                        0.74
Washington                                      75               $  4,938,846.55                        1.97
West Virginia                                  116               $  3,950,805.11                        1.58
Wisconsin                                       52               $  2,907,080.25                        1.16
Wyoming                                         28               $  1,581,080.98                        0.63
-------------------------------------------------------------------------------------------------------------
Total                                        5,732               $250,096,268.41                      100.00%

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Distribution of Original Principal Balances

      Principal Balance                            Count               Balance                    % by Balance
      --------------------------------------------------------------------------------------------------------
            5,062   -             7,500              8            $     49,026.74                       0.02
            7,501   -            10,000             31            $    269,064.19                       0.11
           10,001   -            12,500             50            $    562,298.60                       0.22
           12,501   -            15,000             60            $    831,556.67                       0.33
           15,001   -            17,500             86            $  1,385,935.11                       0.55
           17,501   -            20,000            128            $  2,402,555.21                       0.96
           20,001   -            22,500            156            $  3,320,607.58                       1.33
           22,501   -            25,000            204            $  4,838,128.90                       1.93
           25,001   -            27,500            303            $  7,940,954.09                       3.18
           27,501   -            30,000            349            $ 10,074,227.00                       4.03
           30,001   -            32,500            389            $ 12,126,342.37                       4.85
           32,501   -            35,000            405            $ 13,675,705.88                       5.47
           35,001   -            40,000            716            $ 26,691,071.40                      10.67
           40,001   -            45,000            537            $ 22,822,444.78                       9.13
           45,001   -            50,000            506            $ 23,948,318.40                       9.58
           50,001   -            55,000            454            $ 23,768,619.81                       9.50
           55,001   -            60,000            386            $ 22,187,597.46                       8.87
           60,001   -            65,000            296            $ 18,448,950.87                       7.38
           65,001   -            70,000            176            $ 11,850,871.14                       4.74
           70,001   -            75,000            122            $  8,782,393.94                       3.51
           75,001   -            80,000             94            $  7,295,719.48                       2.92
           80,001   -            85,000             72            $  5,944,629.50                       2.38
           85,001   -           169,306            204            $ 20,879,249.29                       8.35
      ------------------------------------------------------------------------------------------------------
          Total                                  5,732            $250,096,268.41                     100.00%

Distribution of Original Loan-to-Value Ratios

         LTV                            Count              Balance                 % by Balance
        ------------------------------------------------------------------------------------
          18   -            50              19           $    300,729.98                0.12
          51   -            60              23           $    624,928.66                0.25
          61   -            70              57           $  2,515,445.72                1.01
          71   -            80             413           $ 16,931,039.00                6.77
          81   -            85             356           $ 16,342,224.52                6.53
          86   -            90           3,410           $149,142,008.44               59.63
          91   -            95           1,335           $ 59,741,883.31               23.89
          96   -           100             119           $  4,498,008.78                1.80
        ------------------------------------------------------------------------------------
         Wtd             89.46           5,732           $250,096,268.41              100.00%
         Avg

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Distribution of Contract Rates

     Contract Rate                          Count               Balance                 % by Balance
     -----------------------------------------------------------------------------------------------
          6.75   -           6.99              1           $     84,822.96                      0.03
          7.00   -           7.24             30           $  2,413,256.46                      0.96
          7.25   -           7.49            133           $ 11,279,091.85                      4.51
          7.50   -           7.74             40           $  3,085,460.74                      1.23
          7.75   -           7.99             24           $  1,870,268.55                      0.75
          8.00   -           8.24             71           $  4,305,032.27                      1.72
          8.25   -           8.49            207           $ 13,708,684.93                      5.48
          8.50   -           8.74            379           $ 21,389,896.79                      8.55
          8.75   -           8.99            715           $ 37,585,822.82                     15.03
          9.00   -           9.24            130           $  5,878,322.51                      2.35
          9.25   -           9.49            126           $  7,089,091.81                      2.83
          9.50   -           9.74            264           $ 12,708,475.99                      5.08
          9.75   -           9.99            584           $ 27,072,813.56                     10.82
         10.00   -          10.24            841           $ 32,476,229.24                     12.99
         10.25   -          10.49            150           $  6,304,289.78                      2.52
         10.50   -          10.74            105           $  3,895,101.06                      1.56
         10.75   -          10.99            247           $  8,951,498.77                      3.58
         11.00   -          11.24            496           $ 16,672,627.40                      6.67
         11.25   -          11.49            197           $  6,889,172.22                      2.75
         11.50   -          11.74            158           $  5,311,509.42                      2.12
         11.75   -          11.99            155           $  4,481,178.65                      1.79
         12.00   -          12.24            129           $  3,378,030.01                      1.35
         12.25   -          12.49             98           $  2,844,319.20                      1.14
         12.50   -          12.74            110           $  2,549,359.53                      1.02
         12.75   -          12.99            160           $  3,739,555.19                      1.50
         13.00   -          13.24             59           $  1,561,887.16                      0.62
         13.25   -          13.49             20           $    464,628.52                      0.19
         13.50   -          13.74              5           $    152,565.88                      0.06
         13.75   -          13.99             29           $    584,182.50                      0.23
         14.00   -          14.24             49           $    961,640.15                      0.38
         14.25   -          14.49              7           $    128,690.40                      0.05
         14.50   -          14.50             13           $    278,762.09                      0.11
     -----------------------------------------------------------------------------------------------
         Wtd                9.637          5,732           $250,096,268.41                    100.00%
Avg

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Distribution of Remaining Months to Maturity

     Mos. to Maturity                        Count                Balance       % by Balance
     ---------------------------------------------------------------------------------------
          24   -                 30             1           $      8,694.92            0.00
          31   -                 60            22           $    265,374.84            0.11
          61   -                 90            24           $    290,399.71            0.12
          91   -                120            94           $  1,613,850.15            0.65
         121   -                150            26           $    436,551.43            0.17
         151   -                180           389           $  8,516,267.81            3.41
         211   -                240         1,063           $ 33,732,869.03           13.49
         241   -                270             4           $    195,205.67            0.08
         271   -                300           702           $ 27,825,128.58           11.13
         301   -                360         3,407           $177,211,926.27           70.86
     --------------------------------------------------------------------------------------
     Wtd                      327.2         5,732           $250,096,268.41          100.00%
     Aug

Distribution of Maximum Cap

     Map Cap                            Count               Balance                  % by Balance
     ---------------------------------------------------------------------------------------------
     11.75   -          12.00             31           $  2,498,079.42                    1.00
     12.01   -          12.50            173           $ 14,364,552.59                    5.74
     12.51   -          13.00             95           $  6,175,300.82                    2.47
     13.01   -          13.50            585           $ 35,035,719.31                   14.01
     13.51   -          14.00            847           $ 43,562,966.72                   17.42
     14.01   -          14.50            389           $ 19,760,925.69                    7.90
     14.51   -          15.00          1,425           $ 59,549,725.93                   23.81
     15.01   -          15.50            255           $ 10,199,390.84                    4.08
     15.51   -          16.00            743           $ 25,624,126.17                   10.25
     16.01   -          16.50            354           $ 12,168,994.92                    4.87
     16.51   -          17.00            283           $  7,830,775.88                    3.13
     17.01   -          17.50            209           $  5,422,111.51                    2.17
     17.51   -          18.00            220           $  5,333,129.07                    2.13
     18.01   -          18.50             25           $    617,194.40                    0.25
     18.51   -          19.00             78           $  1,545,822.65                    0.62
     19.01   -          19.50             20           $    407,452.49                    0.16
     ------------------------------------------------------------------------------------------
     Wtd Avg           14.638          5,732           $250,096,268.41                  100.00%

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Distribution of Gross Margins

     Gross Margin                       Count                Balance                      % by Balance
     -------------------------------------------------------------------------------------------------
        2.75   -            3.00           200            $ 16,791,329.18                       6.71
        3.01   -            3.50            22            $  1,511,536.73                       0.60
        3.51   -            4.00           306            $ 20,113,221.30                       8.04
        4.01   -            4.50         1,088            $ 58,151,736.98                      23.25
        4.51   -            5.00           323            $ 15,232,533.02                       6.09
        5.01   -            5.50         1,526            $ 65,901,232.53                      26.35
        5.51   -            6.00           425            $ 16,415,284.40                       6.56
        6.01   -            6.50           606            $ 21,021,040.14                       8.41
        6.51   -            7.00           557            $ 17,631,824.64                       7.05
        7.01   -            7.50           133            $  4,024,206.72                       1.61
        7.51   -            8.00           405            $ 10,190,047.37                       4.07
        8.01   -            9.25           141            $  3,112,275.40                       1.24
     ------------------------------------------------------------------------------------------------
       Wtd                 5.188         5,732            $250,096,268.41                     100.00%
       Avg

Distribution of Next Adjustment Date

     Month               Count                Balance                 % by Balance
     -------------------------------------------------------------------------------
     May-00                1              $    146,606.39                   0.06
     Jun-00                1              $     56,777.00                   0.02
     Jul-00                2              $    135,252.57                   0.05
     Aug-00               10              $    854,628.97                   0.34
     Sep-00               26              $  2,005,809.26                   0.80
     Oct-00               58              $  5,050,689.78                   2.02
     Nov-00              110              $  8,992,664.18                   3.60
     Dec-00              863              $ 40,603,739.66                  16.24
     Jan-01            1,603              $ 68,925,684.18                  27.56
     Feb-01            2,551              $103,386,812.86                  41.34
     Mar-01              458              $ 17,867,233.18                   7.14
     Oct-02                1              $     28,432.78                   0.01
     Dec-02                7              $    275,195.15                   0.11
     Jan-03               21              $    963,369.72                   0.39
     Feb-03               17              $    642,927.63                   0.26
     Mar-03                3              $    160,445.10                   0.06
    -------------------------------------------------------------------------------
     Total             5,732              $250,096,268.41                 100.00%

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Net Funds Cap Schedule
                                  Assumptions:
                            Closing Date:  March 23
                                1-Yr LIBOR:  20%
                                 1-Yr CMT:  20%

                                                      ACT/360
                                                        Rate
     Period                     Date                    Cap
 ----------------------------------------------------------------
       0                      03/23/00                      --
       1                      04/20/00                9.254491
       2                      05/20/00                8.637600
       3                      06/20/00                8.359041
       4                      07/20/00                8.637751
       5                      08/20/00                8.359187
       6                      09/20/00                8.359260
       7                      10/20/00                8.652680
       8                      11/20/00                8.373625
       9                      12/20/00                8.777259
      10                      01/20/01                8.494138
      11                      02/20/01                8.807164
      12                      03/20/01               10.340328
      13                      04/20/01                9.656340
      14                      05/20/01               10.121791
      15                      06/20/01                9.795350
      16                      07/20/01               10.121933
      17                      08/20/01                9.795488
      18                      09/20/01                9.795557
      19                      10/20/01               10.136724
      20                      11/20/01                9.809792
      21                      12/20/01               10.260776
      22                      01/20/02                9.929801
      23                      02/20/02               10.242480
      24                      03/20/02               11.928673
      25                      04/20/02               11.575849
      26                      05/20/02               12.105763
      27                      06/20/02               11.715264
      28                      07/20/02               12.105783
      29                      08/20/02               11.715284
      30                      09/20/02               11.715294
      31                      10/20/02               12.112922
      32                      11/20/02               11.722193
      33                      12/20/02               12.175137
      34                      01/20/03               11.782397
      35                      02/20/03               11.938774
      36                      03/20/03               13.530021
      37                      04/20/03               12.621428
      38                      05/20/03               13.114165
      39                      06/20/03               12.691132
      40                      07/20/03               13.114174
      41                      08/20/03               12.691140
      42                      09/20/03               12.691144
      43                      10/20/03               13.114186
      44                      11/20/03               12.691152

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Settlement date:                 03/23/2000
First Payment Date:              Class A-1:  04/20/2000               Class A-2: 05/03/2000
Balance                          Class A-1:  150,096,268.00           Class A-2: 100,000,000.00
1YR CMT                          6.23900
12MO LIBOR                       6.75625

Class A1

MHP:                                      0%      150%      200%      250%      300%      350%

WAL:                                  16.26      4.14      3.21      2.63      2.23      1.93
First Payment (months):                   1         1         1         1         1         1
Last Payment (months):                  278       110        85        69        58        50
Maturity:                            May-23    May-09    Apr-07    Dec-05    Jan-05    May-04

Class A2

MHP:                                      0%      150%      200%      250%      300%      350%
To 10% Call
-----------
WAL:                                  25.31     15.17     12.19     10.02      8.42      7.24
First Payment (months):                 279       111        86        70        59        51
Last Payment (months):                  318       237       196       163       137       118
Maturity:                            Sep-26    Dec-19    Jul-16    Oct-13    Aug-11    Jan-10

Class A2

MHP:                                      0%      150%      200%      250%      300%      350%
To Maturity
-----------
WAL:                                  25.45     16.04     13.24     11.09      9.45      8.17
First Payment (months):                 279       111        86        70        59        51
Last Payment (months):                  349       349       349       349       349       349
Maturity:                            Apr-29    Apr-29    Apr-29    Apr-29    Apr-29    Apr-29

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.